UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported:  February 27, 2009

General Moly, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32986	91-0232000
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1726 Cole Blvd., Suite 115
Lakewood, CO 80401
(Address of principal executive offices, including zip code)

(303) 928-8599
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02       Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 27, 2009, the Compensation Committee of the Board of Directors of General Moly, Inc. (the “Company”) approved amendments (the “Amendments”) to (1) the Amended and Restated Employment Agreement dated as of September 13, 2007, between the Company and Bruce D. Hansen, the Company’s Chief Executive Officer and director, as amended effective January 1, 2009; and (2) the Employment Agreement dated as of April 25, 2007, between the Company and David A. Chaput, the Company’s Chief Financial Officer, as amended effective January 1, 2009 (collectively, the “Employment Agreements”).

The Amendments extend the employment term for each of Mr. Hansen and Mr. Chaput under the Employment Agreements to December 31, 2011.  The Amendments also revise the Change of Control provisions of the Employment Agreements to provide that the Change of Control Payment and any applicable cash incentive award for major financing will be paid in a lump sum on a date determined by the Company, which date shall be within 60 days following either:

•                  the closing of the event triggering the Change of Control Payment, if such event qualifies as a “change in control” for purposes of Treasury Regulation § 1.409A-3(i)(5); or

•                  the separation from service of Mr. Hansen or Mr. Chaput, as applicable, following the closing of the Change of Control event, subject to a six-month delay in payment if required under Section 409A of the Internal Revenue Code.

Finally, the Amendments modify the definition of “Change of Control” to provide that a change in composition of the Company’s Board of Directors such that current members of the board no longer constitute a majority of the board (except for new directors whose election or nomination was approved by at least a majority of the incumbent board) will constitute a Change of Control.

The foregoing description of the Amendments is qualified in its entirety by reference to the full text of the Amendments, copies of which are filed as Exhibits 10.1 and 10.2 hereto and incorporated herein by reference.

Also on February 27, 2009, the Compensation Committee approved a form of Stock Appreciation Right Grant Notice and Agreement to be used for grants of stock appreciation rights to executive officers of the Company under the Company’s 2006 Equity Incentive Plan. The form of Stock Appreciation Right Grant Notice and Agreement is filed as Exhibit 10.3 hereto and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

10.1	Second Amendment to Amended and Restated Employment Agreement, dated effective as of February 27, 2009, between the Company and Bruce D. Hansen.
10.2	Second Amendment to Employment Agreement, dated effective as of February 27, 2009, between the Company and David A. Chaput.
10.3	Form of Stock Appreciation Right Grant Notice and Agreement under the General Moly, Inc. 2006 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOLY, INC.

Dated: March 5, 2009	By:	/s/ David A. Chaput
David A. Chaput
Chief Financial Officer